                           The Original BARK Company
                           221 Canal Street, Floor 6,
                               New York, NY 10013

                               Power of Attorney

    KNOW ALL BY THESE PRESENTS, the undersigned, as a Section 16 reporting person of The Original BARK Company (the "Company"), hereby constitutes and appoints each of Frank  N. Strumolo,  Keith J.  Scherer, Helen  Cheng and  Matt
Miller signing singly, and with full power  of substitution, the undersigned's true  and lawful attorney-in-fact to:

(1) execute for and  on behalf of the  undersigned a Form ID  Application and/or
    "Update Passphrase Confirmation," if required, and submit the same to the
    United States Securities and Exchange Commission;

(2) execute for and on behalf of the undersigned, in the undersigned's  capacity as an officer and/or director  of the Company or as  a holder of 10% or more of the  Company's  securities, Forms  3,  4 and  5,  and any  other forms and  all amendments  thereto as  such attorney-in-fact  shall in  his or  her  discretion determined to  be required  or advisable  in accordance with Section  16 of the Securities Exchange Act of  1934, as amended, and the rules thereunder and,  if necessary, such forms or similar reports required by state or foreign regulators in jurisdictions in which the
    Company operates;

(3) do and perform any  and all acts for and  on behalf of the undersigned  that may be necessary or desirable to complete and execute any such Form 3, 4 or
    5 or similar  form  or  report  required by  state  or  foreign  regulators, and  any amendments  thereto,  and  file  such form  or  report  with  the
    United  States Securities and Exchange Commission and  any stock exchange or similar  authority or appropriate state or foreign regulator; and

(4) take  any  other action  of  any  type whatsoever  in  connection  with the foregoing that, in the opinion of  such attorney-in-fact, may be of benefit to, in the best interest  of or legally required  to be done by  the undersigned, it being understood that the documents executed by such attorney-in-fact on  behalf of the undersigned pursuant to this Power of
    Attorney shall be in such form  and shall contain such terms and conditions as such attorney-in-fact may approve  in such attorney-in-fact's discretion.

    The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.

Date: May 26, 2021
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By:   /s/ John Toth
   -------------------------------------

Name: John Toth
      ----------------------------------